ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated April 4, 2019 to the Prospectus dated November 1, 2018, as supplemented

In January 2019, ClariVest Asset Management, LLC (“ClariVest”), a subadviser to the Acuitas US Microcap Fund (“Microcap Fund”), advised the Board of Trustees (“Board”) of Forum Funds II (“Trust”) that ClariVest expected to enter into a strategic transaction whereby an entity holding a minority ownership interest in ClariVest would acquire the remaining ownership interest in ClariVest, thereby causing ClariVest to undergo a change of control, and resulting in the automatic termination of the current investment subadvisory agreement between the Acuitas Investments, LLC (“Acuitas”) and ClariVest.

In anticipation of the change in control of ClariVest, and to provide for continuity of management, on March 26, 2019, the Board approved the termination of the existing subadvisory agreement between ClariVest and Acuitas and approved a new, permanent investment subadvisory agreement between ClariVest and Acuitas, effective upon the close of the change of control transaction, on or about April 1, 2019. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Acuitas, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Fund without obtaining approval of Fund shareholders.

1.	The sub-section entitled “Portfolio Managers” in the section entitled “Management” on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
AltraVue Capital, LLC
DeShay McCluskey, CFA	Managing Partner	2018
Touk Sinantha, CFA	Managing Partner	2018
ClariVest Asset Management, LLC
Michael Waterman, CFA	Portfolio Manager	2014
Todd Wolter, CFA	Principal and Lead Portfolio Manager	2014
Falcon Point Capital, LLC
James A. Bitzer	Senior Managing Director and Senior Portfolio Manager	2014
Michael L. Thomas	Senior Portfolio Manager	2014
Quantum Capital Management
Tim Chatard, CFA	Portfolio Manager	2018

2.	The sub-section entitled “Portfolio Managers” within the section entitled “Management” beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:
Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Zu Cowperthwaite, CFA is responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc.; Robert Beauregard, David Savignac, and Qing Li are responsible for the day-to-day management of the portion of the Fund allocated to Global Alpha Capital Management Ltd. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Touk Sinantha, CFA and DeShay McCluskey, CFA are responsible for the day-to-day management of any portion of the Fund allocated to AltraVue Capital, LLC. Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. James A. Bitzer and Michael L. Thomas are responsible for the day-to-day management of the portion of the Fund allocated to Falcon Point Capital, LLC. Tim Chatard, CFA is responsible for the day-to-day management of the portion of the Fund allocated to Quantum Capital Management. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Portfolio Manager Biographies
•
Robert Beauregard, is Chief Investment Officer for Global Alpha and is lead portfolio manager for its global small cap equity strategies. Robert is also responsible for global coverage of the energy and utilities sectors. Mr. Beauregard brings over 20 years of financial and investment industry experience to the firm. Prior to founding Global Alpha in 2008, Mr. Beauregard was Senior Vice President and portfolio manager at Natcan Investment Management where he managed over $1.5 billion in Canadian and global small cap equities. Before joining Natcan, Mr. Beauregard managed a global high tech portfolio and co-managed the Canadian Small Cap Equity Fund for Caisse de Dépôt du Québec. He has held senior operational, financial and risk management roles with various multi-nationals, including Alcan, IBM and Grant Thornton. Mr. Beauregard received a B.Admin. from the Royal Military College and an MBA from McGill University. He holds the CFA designation and is Chartered Professional Accountant (CPA) and a Certified Management Accountant (CMA). Robert is fluent in English and French.

•
James A. Bitzer, Senior Managing Director, Director of Research and Senior Portfolio Manager, joined Falcon Point Capital, LLC in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a financial analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude in Business Economics from the University of California, Santa Barbara and an MBA with Honors in finance from the University of Michigan Business School.

•
Tim Chatard, CFA, is the Director of Research at Quantum Capital and leads the Concentrated Equity team. He began his career at Morgan Stanley in 1991 as a financial analyst focusing on high yield capital markets and mergers and acquisitions, in New York and Tokyo. Prior to joining Quantum Capital, Mr. Chatard held portfolio management positions at Tano Capital (2010-2013), Sterling Johnston Capital Management (1999-2009) and Franklin Templeton (1996-1999). For SJCM, Mr. Chatard was a senior partner and was a key contributor in building the firm’s institutional clients across the globe in the small and microcap category. At Templeton, Mr. Chatard started as an international equity analyst and transitioned to the US equity markets where he successfully launched one of the industry’s first long-short mutual funds under the Franklin umbrella. Tano Capital is the family office of the founding family of Franklin Templeton, where Mr. Chatard spent time developing an equity investment team after leaving SJCM. Mr. Chatard graduated from the University of California, Berkeley, in 1991 and received his MBA from Harvard Business School in 1996. He is a member of the CFA Institute and the CFA Society of San Francisco.

•
Zu Cowperthwaite, CFA, is Portfolio Manager for the International Small-Cap Value discipline at DePrince, Race & Zollo, Inc. (“DRZ”). Ms. Cowperthwaite joined DRZ in 2017 with more than 20 years of Emerging Markets equity research experience. Prior to joining DRZ, Ms. Cowperthwaite was employed by Harvard Management Company as Senior Vice President, Emerging Markets Equity. She holds the Chartered Financial Analyst designation and received her Bachelor of Arts in Economics from Wheaton College and MBA from Rice University. Ms. Cowperthwaite is also Co-Portfolio Manager of the firm’s Emerging Markets equities discipline.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
Qing Ji, is a Portfolio Manager responsible for the Asia-Pacific region at Global Alpha, as well as global coverage of the Consumer Discretionary and Consumer Staples sectors. In the eight years before joining Global Alpha in 2011, Ms. Ji worked in the financial industry in Canada, Singapore and Switzerland. Most recently, she was Senior Analyst – Financial Markets for the Bank of Canada. Prior to that, Ms. Ji held various analyst and wealth management positions with Laurentian Bank Securities, ING Private Bank Asia (Singapore), Credit Lyonnais (Singapore) and Temenos Systems SA (Switzerland). Ms. Ji has a Bachelor of Economics from Xiamen University (China), a Master of Economics from Shanghai University of Finance and Economics (China), an MBA from McGill University and is a CFA charterholder. She is fluent in English, French and Mandarin.

•
DeShay McCluskey, CFA, has over 17 years of extensive analytical and research experience. Her comprehensive investment experience extends to both public and private investments. Prior to founding AltraVue, Ms. McCluskey was a Portfolio Manager and Principal for GW Capital Inc., where she served as a member of the firm’s investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. McCluskey joined GW Capital in 2012. From 2009 to 2012, Ms. McCluskey served as Vice President, Director of Research at BDT Capital Partners. While at BDT, Ms. McCluskey helped launch and manage the firm’s public investment portfolio. Additionally, Ms. McCluskey worked in various capacities with the deal teams helping to source and evaluate private investment opportunities for the Fund. In 2007, Ms. McCluskey co-founded Jacobi Capital Management, a registered investment adviser based in Pennsylvania. She also spent one and a half years at Legg Mason Capital Management as an Equity Analyst from 2006-2007, and three years as an Equity Analyst at Ariel Investments Inc., from 2001-2004.

•
David Savignac, is a Portfolio Manager responsible for Europe and global coverage of the Technology and Industrials sectors at Global Alpha. Prior to joining Global Alpha in 2009, Mr. Savignac spent four years at Natcan Investment Management where he held a variety of senior analyst positions, including Risk & Performance and Small Caps and was co-manager of Natcan's Global Small Cap Fund. David also spent time at TAL Global Asset Management and Desjardins Securities. He received a BSc from HEC Montreal and is a CFA charterholder. He is fluent in English, French and Spanish.

•
Touk Sinantha, CFA, has 17 years of comprehensive investment experience with knowledge in equity analysis, portfolio management, and fixed income research. Prior to founding AltraVue, Ms. Sinantha was a Portfolio Manager and Principal for GW Capital, Inc., where she served as a member of the firm’s investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. Sinantha joined GW Capital in 2008. Prior to GW Capital, Ms. Sinantha was a Senior Research Analyst at Members Capital Advisors in Wisconsin from 2006 to 2008. From 2001 to 2006, Ms. Sinantha was a buy-side analyst at Ariel Investments in Chicago.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point Capital, LLC in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell side research analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, he worked as a consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude in Finance from Loyola College in Maryland and an MBA with Honors from Columbia Business School.

•
Michael Waterman, CFA is a portfolio manager at ClariVest Asset Management LLC on the team responsible for the firm’s U.S. microcap and U.S. small cap investment strategies.  Prior to joining ClariVest in 2006, Michael was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with Investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Michael was a Pension Administrator at San Diego Pension Consultants. Michael holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and board member of ClariVest Asset Management LLC. Mr. Wolter is part of the leadership of the investment team, focusing on Alternatives/U.S. Micro and Small Cap strategies.  Prior to forming ClariVest in March 2006, Todd was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (“smid”) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Todd worked as a quantitative risk analyst with Credit Suisse Asset Management. Todd has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor’s degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Todd began his investment career in 1995.

The SAI provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the ownership of Fund shares by the Portfolio Managers.

* * *

For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated April 4, 2019 to the Statement of Additional Information (“SAI”) dated November 1, 2018, as supplemented

In January 2019, ClariVest Asset Management, LLC (“ClariVest”), a subadviser to the Acuitas US Microcap Fund (“Microcap Fund”), advised the Board of Trustees (“Board”) of Forum Funds II (“Trust”) that ClariVest expected to enter into a strategic transaction whereby an entity holding a minority ownership interest in ClariVest would acquire the remaining ownership interest in ClariVest, thereby causing ClariVest to undergo a change of control, and resulting in the automatic termination of the current investment subadvisory agreement between the Acuitas Investments, LLC (“Acuitas”) and ClariVest.

In anticipation of the change in control of ClariVest, and to provide for continuity of management, on March 26, 2019, the Board approved the termination of the existing subadvisory agreement between ClariVest and Acuitas and approved a new, permanent investment subadvisory agreement between ClariVest and Acuitas, effective upon the close of the change of control transaction, on or about April 1, 2019. Pursuant to an exemptive order from the U.S. Securities and Exchange Commission, Acuitas, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Fund without obtaining approval of Fund shareholders.

1.
The sub-section entitled "F. Investment Adviser" within the section entitled "Board of Trustees, Management and Service Providers" on page 20 of the SAI is hereby deleted in its entirety and replaced with the following:

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
AltraVue Capital, LLC	DeShay McCluskey, Thomas Parkhurst, and Touk Sinantha
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
DePrince, Race & Zollo, Inc.	The Gregory M. DePrince Trust, The John D. Race Trust and The Victor A. Zollo, Jr. Revocable Trust
Falcon Point Capital, LLC	James Bitzer and Michael Mahoney
Global Alpha Capital Management Ltd.	Robert Beauregard; CC&L Financial Group
Quantum Capital Management	Sterling Bancorp, Inc.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2018:
Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
	Dennis W. Jensen, CFA
	Registered Investment Companies	2	$156 million	None	None
	Other Pooled Investment Vehicles	1	$3 million	1	$3 million
	Other Accounts	6	$626 million	None	None
	Christopher D. Tessin
	Registered Investment Companies	2	$156 million	None	None
	Other Pooled Investment Vehicles	2	$6 million	1	$3 million
	Other Accounts	6	$626 million	None	None
AltraVue Capital, LLC
	DeShay McCluskey
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$5 million	1	$ 5 million
	Other Accounts	7	$57 million	None	None
	Touk Sinantha
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$5 million	1	$ 5 million
	Other Accounts	7	$57 million	None	None
ClariVest Asset Management, LLC
Michael Waterman, CFA
Registered Investment Companies	2	$431 million	None	None
Other Pooled Investment Vehicles	4	$640 million	1	$10 million
Other Accounts	8	$709 million	None	None
Todd Wolter, CFA
Registered Investment Companies	2	$431 million	None	None
Other Pooled Investment Vehicles	5	$751 million	2	$121 million
Other Accounts	8	$709 million	None	None
Falcon Point Capital, LLC
James A. Bitzer
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$7 million	3	$7 million
Other Accounts	6	$270 million	None	None
Michael L. Thomas
Registered Investment Companies	4	$342 million	None	None
Other Pooled Investment Vehicles	1	$11 million	None	None
Other Accounts	7	$451 million	None	None
DePrince, Race & Zollo, Inc.
Zu Cowperthwaite
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$148 million	None	None
Other Accounts	1	$65 million	None	None
Global Alpha Capital Management
David Savignac
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$489.9 million	None	None
Other Accounts	45	$693.8 million	None	None
Robert Beauregard
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$489.9 million	None	None
Other Accounts	45	$693.8 million	None	None
Qing Li
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$489.9 million	None	None
Other Accounts	45	$693.8 million	None	None
Quantum Capital Management
Tim Chatard
Registered Investment Companies	1	$255.5 million	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	4	$54.7 million	None	None
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:
•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadvisers' policies and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s/Subadvisers' investment process and their Funds and/or other accounts, the Adviser’s/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.
Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.
There is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Information Concerning Compensation of Portfolio Managers.
Acuitas Investments, LLC (Acuitas): The portfolio managers’ compensation, which is paid by Acuitas, consists of a salary and discretionary bonus. The base salary is based on the individuals’ job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
AltraVue Capital, LLC (AltraVue): Compensation packages paid by AltraVue include a base salary and benefits. Compensation may also include a profit sharing component for analysts, traders and other firm professionals based on ownership percentage.
ClariVest Asset Management, LLC (ClariVest): Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and deferred distributions are also influenced by the operating performance of ClariVest.
Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. ClariVest believes that payment of bonuses based on short-term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager.
DePrince, Race & Zollo, Inc. (DRZ): The portfolio manager’s compensation consists of a salary and discretionary bonus, paid by DRZ. The base salary is based on the job description, and the overall qualifications, experience and tenure at DRZ, of the individual. Portfolio managers are given the opportunity to own equity of DRZ and thereby receive a portion of the overall profit of the firm as part of his/her ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Falcon Point Capital, LLC (Falcon Point): The portfolio managers’ compensation consists of a salary and discretionary bonus, paid by Falcon Point. The base salary is based on the individuals’ job description, and the overall qualifications, experience and tenure at Falcon Point. Each of the portfolio managers is a partner at Falcon Point and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Global Alpha Capital Management (Global Alpha): Global Alpha's compensation structure is specifically designed to attract, motivate and retain talented professionals. Compensation to the portfolio managers is paid by Global Alpha. Each portfolio manager participates directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. As responsibility and contribution is increased over time, ownership is also increased. Ownership positions are not static; partnership interests are evaluated annually against individual contributions, with changes made as necessary to align ownership with contribution. All senior professional receive a salary. Partners do not receive bonuses for performance, nor do they receive compensation if ‘their’ stock or sector does well; the emphasis is on the total portfolio.
Equity in the firm is delivered over an extended period of time (typically five to seven years) through an earn-in/out mechanism that ensures that portfolio managers always have a similar long-term commitment as do their clients. The firm offers competitive benefits packages and flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty.
Each non-equity owner has an annual performance review with his or her manager or supervisor. During the performance review, managers will assess the performance of each employee’s primary roles and responsibilities; determine key areas of strength and accomplishment, and areas for growth and development. Overall performance is then evaluated. It is reflected in their compensation through an annual performance bonus which is directly related to performance.
Quantum Capital Management (Quantum): In addition to competitive salaries and employee benefits, investment team members may participate in a revenue based incentive plan based upon assets managed and fees generated by product. Compensation to the portfolio managers is paid by Quantum. The incentive methodology per team member is based upon (among other factors) the number of stocks in the portfolio represented by each team member and their subsequent contribution to return. This incentive scheme is reviewed annually and paid quarterly. The program is designed to be the primary source of compensation for the investment team and allows for significant upside and participation in the firm’s growth. Additionally, members of the research team can also participate in the firm’s Equity Interest Plan, which is a tracking stock based on the total revenue of the firm. The tracking stock is a fixed payout (revenue multiple) based upon a cliff vesting schedule.
Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:
Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2018
Dennis W. Jensen	$10,001 - $50,000
Christopher D. Tessin	$10,001 - $50,000
Robert Beauregard	None
Qing Li	None
David Savignac	None
Todd Wolter	None
Michael Waterman	None
Zu Cowperthwaite	None
James A. Blitzer	None
Michael L. Thomas	None
DeShay McCluskey	None
Touk Sinantha	None
Tim Chatard	None

Fees. Subject to the general oversight of the Board, the Adviser makes investment decisions for the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”). The Adviser receives an advisory fee from the Funds at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund under the terms of the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended June 30, 2018 was 0.47% and 0.50% for Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively. The actual advisory fee rate paid to the Adviser for the fiscal year ended June 30, 2018 was 0.74% and 1.32% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% or 1.75% of the Acuitas International Small Cap Fund’s Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund’s Institutional Shares and Investor Shares, respectively, through November 1, 2019 (each such contractual agreement, an “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Net Annual Fund Operating Expenses of each Fund after giving effect to the recouped amounts to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended June 30, 2016, June 30, 2017 and June 30, 2018, the aggregate amount of subadvisory fees paid to the Subadvisers was $206,007, $206,664 and $228,260, respectively, for Acuitas International Small Cap Fund and $233,611, $399,259 and $484,407, respectively, for Acuitas US Microcap Fund. None of the Subadvisers are affiliates of the Adviser.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days’ written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

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For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.